PLEDGE AGREEMENT


     THIS PLEDGE AGREEMENT (this "Agreement"), dated as of February 12, 2008, is entered into by and among MORTGAGE ASSISTANCE CORP., a Texas corporation ("Pledgor"), CSSF MASTER FUND, LP, a Texas limited partnership ("CSSF"), and LBL PARTNERS, LTD., a Texas limited partnership ("LBL" and together with CSSF, the "Secured Parties"), with reference to the following:


     WHEREAS, Secured Parties have extended credit (the "Loans") to Pledgor, as evidenced by those certain Promissory Notes, each of even date herewith, executed by Pledgor and payable to the order of each Secured Party in the aggregate original principal amount of Three Hundred Thousand and No/100 U.S. Dollars ($300,000.00) each (the "Notes"); and


     WHEREAS, to induce Secured Parties to make the Loans to Pledgor, Pledgor has agreed to pledge, grant, transfer, and assign to Secured Parties a security interest in the Collateral (as hereinafter defined) to secure the Secured Obligations (as hereinafter defined), as provided herein.


     NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

1.   Definitions and Construction.

     (a)  Definitions.
          ------------

     As used in this Agreement:

     "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy," as now and hereafter in effect, or any successor statute.

     "Business Day" means any day that is not a Saturday, Sunday, or other day on which commercial banks in Dallas, Texas are closed.

     "Code" means the Uniform Commercial Code as in effect in the State of Texas from time to time.

     "Collateral" shall mean the Pledged Interests, whether now owned or hereafter acquired, now existing or hereafter arising and wherever located.

     "Equity Interests" means all of the Membership Interests or other equity interests owned, directly or indirectly, by Pledgor in (a) MAC/Crescent No. 1, LLC, a Texas limited liability company, (b) MAC/Crescent No. 2, LLC, a Texas limited liability company, and/or (c) any other Person formed by Pledgor and HBK Fund MS LLC (or any affiliate thereof) for the same or similar purpose as that of the Persons described in (a) and (b) above.

     "Event of Default" shall have the meaning ascribed thereto in Section 22 hereof.

     "Governmental Authority" shall mean the government of the United States of America or any other nation, any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     "Holder" and "Holders" shall have the meanings ascribed thereto in Section 3 of this Agreement.

     "Issuer" shall mean any Person identified or described in (a), (b) or (c) of the definition of Equity Interests above.

     "Lien" shall mean any lien, mortgage, pledge, assignment (including any assignment of rights to receive payments of money), security interest, charge, or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, or any agreement to give any security interest).

     "Loan Documents" shall mean this Agreement, the Notes and all other agreements, instruments, or other documents entered into or executed in connection with the Loans, in each case, as amended, restated, or otherwise modified from time to time.

     "Person" shall mean any individual, corporation, trust, business trust, joint venture, joint stock company, association, company, limited liability company, partnership, Governmental Authority or other entity of whatever nature.

     "Pledged Interests" shall mean: (a) all of the Equity Interests owned by Pledgor; and (b) the certificates or instruments representing such Equity Interests.

     "Secured Obligations" shall mean all liabilities, obligations, or undertakings owing by Pledgor to Secured Parties of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Loan Documents.

     "Secured Parties" shall have the meaning ascribed thereto in the preamble to this Agreement, together with their successors or assigns.

     "Secured Party" shall mean either one of the Secured Parties, together with its successors or assigns.

     "Securities Act" shall have the meaning ascribed thereto in Section 9(c) of this Agreement.

     (b)  Construction.
          -------------


               (i) Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and to the singular include the plural, the part includes the whole, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Agreement refer to this

Agreement as a whole and not exclusively to any particular provision of this Agreement. Article, section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference. Any reference to any of the following documents includes any and all alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: this Agreement or any of the other Loan Documents.

               (ii) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Secured Parties or Pledgor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all of the parties and their respective counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

               (iii) In the event of any direct conflict between the express terms and provisions of this Agreement and of the other Loan Documents, the terms and provisions of the other Loan Documents shall control.

2.   Pledge.


     As security for the prompt payment and performance of the Secured Obligations in full by Pledgor when due under the Loan Documents, Pledgor hereby pledges, grants, transfers, and assigns to Secured Parties, and each of them, a security interest in all of Pledgor's right, title, and interest in and to the Collateral.

3.   Delivery and Registration of Collateral.

               (a) All certificates or instruments representing or evidencing the Pledged Interests shall be promptly delivered by Pledgor to Secured Parties or their designee pursuant hereto at a location designated by Secured Parties and shall be held by or on behalf of Secured Parties pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by a duly executed instrument of transfer or assignment in blank, in form and substance reasonably satisfactory to Secured Parties, regardless of whether such certificate constitutes a "certificated security" for purposes of the Code.

               (b) Upon the occurrence and during the continuance of an Event of Default, Secured Parties shall have the right, at any time in their discretion and without notice to Pledgor, to transfer to or to register on the books of any Issuer (or of any other Person maintaining records with respect to the Collateral) in the name of Secured Parties or any of their nominees any or all of the Collateral. In addition, Secured Parties shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

               (c) If, at any time and from time to time, any Collateral (including any certificate or instrument representing or evidencing any Collateral) is in the possession of a Person other than Secured Parties or Pledgor (a "Holder"), then Pledgor shall immediately, at Secured Parties' option, either cause such Collateral to be delivered into Secured Parties' possession, or cause such Holder to enter into a control agreement, in form and substance satisfactory to Secured Parties, and take all other steps deemed necessary by Secured Parties to perfect the security interest of Secured Parties in such Collateral, all pursuant to Sections 9-106 & 9-313 of the Code or other applicable law governing the perfection of Secured Parties' security interest in the Collateral in the possession of such Holder.

               (d) Any and all Collateral (including dividends, interest, and other cash distributions) at any time received or held by Pledgor shall be so received or held in trust for Secured Parties, shall be segregated from other funds and property of Pledgor and shall be forthwith delivered to Secured
Parties in the same form as so received or held, with any necessary indorsements; provided that cash dividends or distributions received by Pledgor, may be retained by Pledgor in accordance with Section 4 and used in the ordinary course of Pledgor's business.

               (e) If at any time, and from time to time, any Collateral consists of an uncertificated security or a security in book entry form, then Pledgor shall immediately cause such Collateral to be registered or entered, as the case may be, in the name of Secured Parties, or otherwise cause Secured Parties' security interest thereon to be perfected in accordance with applicable law.

               (f) In the event that any Collateral which are not securities (for purposes of the Code) on the date hereof become treated as securities for purposes of the Code, the Pledgor shall promptly take all steps necessary or advisable to establish Secured Parties' "control" of such Collateral, as applicable.

4.   Voting Rights and Dividends and Distributions.

               (a) So long as no Event of Default shall have occurred and be continuing, Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of the Loan Documents and shall be entitled to receive and retain any cash dividends or distributions paid or distributed in respect of the Collateral; provided, Pledgor shall not exercise or refrain from exercising any such right to the extent such exercise or refrain would violate the Loan Documents.

               (b) Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to exercise or refrain from exercising the voting and other consensual rights or receive and retain cash dividends or distributions that it would otherwise be entitled to exercise, refrain from exercising or receive and retain, as applicable pursuant to Section 4(a), shall cease, and all such rights shall thereupon become vested in Secured Parties, who shall thereupon have the sole right to exercise such voting or other consensual rights and to receive and retain such cash dividends and distributions. Pledgor shall execute and deliver (or cause to be executed and delivered) to Secured Parties all such proxies and other instruments as Secured Parties may reasonably request for the purpose of enabling Secured Parties to exercise the voting and other rights which they are entitled to exercise and to receive the dividends and distributions that they are entitled to receive and retain pursuant to the preceding sentence.

5.   Representations and Warranties.

     Pledgor represents, warrants, and covenants as follows:

               (a) Pledgor has taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends or distributions, reorganizations or recapitalization, tender offers and voting and registration rights), and Pledgor agrees that Secured Parties shall not have any responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

               (b) Pledgor is a corporation, duly formed, validly existing and in good standing under the laws of the State of Texas. The address of Pledgor's principal place of business is: 1341 W. Mockingbird Lane, Suite 1200W, Dallas, Texas 75247.

               (c) To the knowledge of Pledgor, all information herein or hereafter supplied to Secured Parties by or on behalf of Pledgor in writing with respect to the Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects.

               (d) Pledgor is and will be the sole legal and beneficial owner of the Collateral (including the Pledged Interests and all other Collateral acquired by Pledgor after the date hereof) free and clear of any adverse claim, Lien, or other right, title, or interest of any party, other than the Liens in favor of Secured Parties.

               (e) This Agreement, and the delivery to Secured Parties of the Pledged Interests representing Collateral (or the control agreements referred to in Section 3 of this Agreement), creates a valid, perfected, and first priority security interest in one hundred percent (100%) of the Pledged Interests in favor of Secured Parties securing payment of the Secured Obligations, and all actions necessary to achieve such perfection have been duly taken.

               (f) The Pledged Interests have been duly authorized and validly issued and are fully paid and nonassessable.

6. Further Assurances.

               (a) Pledgor hereby authorizes each Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

               (b) Pledgor will furnish to Secured Parties, upon the request of either Secured Party: (i) a certificate executed by Pledgor, and dated as of the date of delivery to Secured Parties, itemizing in such detail as Secured Parties may request, the Collateral which, as of the date of such certificate, has been delivered to Secured Parties by Pledgor pursuant to the provisions of this Agreement; and (ii) such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Parties may request.

7.   Covenants of Pledgor.

     Pledgor shall:

               (a) Perform each and every covenant in the Loan Documents applicable to Pledgor;

               (b) Not change its principal place of business without giving Secured Parties at least thirty (30) days prior written notice thereof;

               (c) Upon receipt by Pledgor of any material notice, report, or other communication from any Issuer or any Holder relating to all or any part of the Collateral, deliver such notice, report or other communication to Secured Parties as soon as possible, but in no event later than five (5) business days following the receipt thereof by Pledgor.

8.   Secured Parties as Pledgor's Attorney-in-Fact.


     Pledgor hereby irrevocably appoints each Secured Party as Pledgor's limited attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Parties or otherwise, from time to time at Secured Parties' discretion, to take any action and to execute any instrument that Secured Parties may reasonably deem necessary or advisable to accomplish the specific purposes of this Agreement, including: (i) upon the occurrence and during the continuance of an Event of Default, to receive, indorse, and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms; (ii) to enter into any control agreements either Secured Party deems necessary pursuant to
Section 3 of this Agreement; or (iii) to arrange for the transfer of the Collateral on the books of any Issuer or any other Person to the name of Secured Parties or to the name of Secured Parties' nominee.

9.   Remedies upon Default.

     Upon the occurrence and during the continuance of an Event of Default:

               (a) Secured Parties may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to them, all the rights and remedies of a secured party on default under the Code (irrespective of whether the Code applies to the affected items of Collateral), and Secured Parties may also without notice (except as specified below) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of either Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Parties may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. To the maximum extent permitted by applicable law, either Secured Party may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply all or any part of the Secured Obligations as a credit on account of the purchase price of any Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days notice to Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. Secured Parties shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Parties may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the maximum extent permitted by law, Pledgor hereby waives any claims against Secured Parties arising because the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if either Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree.

               (b) Pledgor hereby agrees that any sale or other disposition of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, or other financial institutions in the city and state where either Secured Party is located in disposing of property similar to the Collateral shall be deemed to be commercially reasonable.

               (c) Pledgor hereby acknowledges that the sale by Secured Parties of any Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933 as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the "Securities Act"), as well as applicable "Blue Sky" or other state securities laws, may require strict limitations as to the manner in which Secured Parties or any subsequent transferee of the Collateral may dispose thereof. Pledgor acknowledges and agrees that in order to protect Secured Parties' interest it may be necessary to sell the Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act. Pledgor has no objection to sale in such a manner and agrees that Secured Parties shall not have any obligation to obtain the maximum possible price for the Collateral. Without limiting the generality of the foregoing, Pledgor agrees that, upon the occurrence and during the continuation of an Event of Default, Secured Parties may, subject to applicable law, from time to time attempt to sell all or any part of the Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Secured Parties may solicit offers to buy the Collateral or any part thereof for cash, from a limited number of investors reasonably believed by Secured Parties to be institutional investors or other accredited investors who might be interested in purchasing the Collateral. If Secured Parties solicit such offers, then the acceptance by Secured Parties of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Collateral.

               (d) If Secured Parties shall determine to exercise their right to sell all or any portion of the Collateral pursuant to this Section, Pledgor agrees that, upon request of Secured Parties, Pledgor will, at its own expense:

                    (i) use its best efforts to execute and deliver, and cause each Issuer and the equity holders thereof to execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be reasonably necessary or, in the opinion of Secured Parties, advisable to register such Collateral under the provisions of the Securities

Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of Secured Parties, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                    (ii) execute and deliver, or cause the officers, directors and general partners of each Issuer to execute and deliver, to any Person, entity or Governmental Authority as Secured Parties may choose, any and all documents and writings which, in Secured Parties' reasonable judgment, may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, county, state or country where Pledgor or any Issuer engage in business, in order to transfer or to more effectively transfer the Pledged Interests or otherwise enforce Secured Parties' rights hereunder; and

                    (iii) do or cause to be done all such other acts and things as may be reasonably necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.


     Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

               (e) PLEDGOR  EXPRESSLY  WAIVES TO THE MAXIMUM EXTENT PERMITTED BY
LAW: (i) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME SECURED PARTIES DISPOSE OF ALL OR ANY PART OF THE COLLATERAL AS PROVIDED IN THIS SECTION; (ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT IT NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED; AND (iii) EXCEPT AS SET FORTH IN SUBSECTION (a) OF THIS SECTION 9, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

10.  Expenses.


     Pledgor agrees to pay and reimburse Secured Parties upon demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) that Secured Parties may incur in connection with
(i) the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, including the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, (ii) the exercise or enforcement of any rights or remedies granted hereunder or under the other Loan Documents or otherwise available to them (whether at law, in equity or otherwise) relating solely to the Collateral, or (iii) the failure by Pledgor to perform or observe any of the provisions hereof. The provisions of this Section shall survive the execution and delivery of this Agreement, the repayment of any of the Secured

Obligations, the termination of the commitments of Secured Parties under the Loan Documents and the termination of this Agreement or any other Loan Document.

11.  Duties of Secured Parties.


     The powers conferred on Secured Parties hereunder are solely to protect their interests in the Collateral and shall not impose on them any duty to exercise such powers. Except as provided in Section 9-207 of the Code, Secured Parties shall not have any duty with respect to the Collateral or any responsibility for taking any necessary steps to preserve rights against any Persons with respect to any Collateral.

12.  Choice of Law and Venue; Submission to Jurisdiction; Service of Process.

               (a) THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF). Each party hereto (i) hereby irrevocably submits to the exclusive jurisdiction of the courts (both state and federal) located in Dallas County, Texas, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that he is not personally subject to the jurisdiction of any such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

               (b) NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF SECURED PARTIES TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY SECURED PARTIES OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

13.  Amendments; etc.


     No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Secured Parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of either Secured Party to exercise, and no delay in exercising any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for in this Agreement or otherwise with respect to any of the Secured Obligations are cumulative and not exclusive of any remedies provided by law.

14.  Notices.

     Unless otherwise specifically provided herein, all notices shall be in writing addressed to the respective party as set forth below: and may be personally served, or sent by overnight courier service or United States mail:


         If to Pledgor:             Mortgage Assistance Corp.
                                    1341 W. Mockingbird Lane, Suite 1200W
                                    Dallas, Texas 75247
                                    Attn:  Ronald E. Johnson
                                    Facsimile:  (214) 670-0001


         If to Secured Parties:     CSSF Master Fund, LP
                                    100 Crescent Court, Suite 475
                                    Dallas, Texas  75201
                                    Attn:  Tom C. Davis
                                    Facsimile:  (214) 871-6711

                                    and

                                    LBL Partners, Ltd.
                                    100 Crescent Court, Suite 475
                                    Dallas, Texas  75201
                                    Attn:  E.B. Lyon, III
                                    Facsimile:  (214) 871-6711


     Any notice given pursuant to this section shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by fax, on the date of transmission if transmitted on a Business Day before 4:00 p.m. at the place of receipt or, if not, on the next succeeding Business Day; (c) if delivered by overnight courier, two (2) calendar days after delivery to such courier properly addressed; or (d) if by United States mail, four (4) Business Days after depositing in the United States mail, with postage prepaid and properly addressed. Any party hereto may change the address or fax number at which it is to receive notices hereunder by notice to the other party in writing in the foregoing manner.

15.  Continuing Security Interest.


     This Agreement shall create a continuing security interest in the Collateral and shall: (a) remain in full force and effect until the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Documents; (b) be binding upon Pledgor and its successors and assigns; and (c) inure to the benefit of Secured Parties and their respective successors, transferees, and assigns. Upon the indefeasible payment and performance in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Documents, the security interests granted herein shall automatically terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination, Secured Parties will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination. Such documents shall be prepared by Pledgor and shall be in form and substance reasonably satisfactory to Secured Parties.

16.  Security Interest Absolute.


     To the maximum extent permitted by law, all rights of Secured Parties, all security interests hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

               (a) any lack of validity or enforceability of any of the Secured Obligations or any other agreement or instrument relating thereto, including any of the Loan Documents;

               (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents, or any other agreement or instrument relating thereto;

               (c) any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

               (d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, Pledgor.

17.  Headings.


     Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

18.  Severability.


     In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

19.  Counterparts; Facsimile Execution.


     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

20.  Waiver of Marshaling.


     Each of Pledgor and each Secured Party acknowledges and agrees that in exercising any rights under or with respect to the Collateral, Secured Parties:
(a) are under no obligation to marshal any Collateral; (b) may, in their absolute discretion, realize upon the Collateral in any order and in any manner they so elect; and (c) may, in their absolute discretion, apply the proceeds of any or all of the Collateral to the Secured Obligations in any order and in any manner they so elect. Pledgor and Secured Parties waive any right to require the marshaling of any of the Collateral.

21.  Waiver of Jury Trial.


     PLEDGOR AND EACH SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. PLEDGOR AND EACH SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

22.  Events of Default.


     The happening of an Event of Default under the Notes shall be an "Event of Default" hereunder.


     [Remainder of page intentionally left blank; signature page to follow.]

         IN WITNESS WHEREOF, Pledgor and Secured Parties have caused this Agreement to be duly executed and delivered as of the date first written above.




                                      PLEDGOR:

                                      MORTGAGE ASSISTANCE CORP.


                                      By: /s/ Ronald E. Johnson
                                          Ronald E. Johnson, CEO & President




                                      SECURED PARTIES:


                                      LBL PARTNERS, LTD.

                                      By:  LBL Management Company, LLC,
                                           its General Partner


                                      By: /s/ E.B. Lyon, III
                                          E.B. Lyon, III, Manager


                                      CSSF MASTER FUND, LP

                                      By:  Crescent Special Situations Fund, LP,
                                           its General Partner

                                      By:  CSSF Management Partners, LP,
                                           its General Partner

                                      By:  CSSF, LLC, its General Partner


                                      By: /s/ Tom C. Davis
                                          Tom C. Davis, Manager